UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08437

Undiscovered Managers Funds

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: August 31

Date of reporting period: September 1, 2012 through August 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

Undiscovered Managers Funds

August 31, 2013

Undiscovered Managers Behavioral Value Fund

JPMorgan Realty Income Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

SEPTEMBER 30, 2013 (Unaudited)

Dear Shareholder:

While market volatility was elevated at times, developed market equities, in aggregate, posted strong returns for the twelve months ended August 31, 2013. For much of the period, stocks were supported by solid corporate earnings and robust demand from investors looking to generate higher returns in the low interest rate environment. Despite signaling a potential policy shift, the U.S. Federal Reserve (“Fed”) continued to pursue its highly accommodative policies in an attempt to lower unemployment and spur the economy. Central banks overseas also did their part to support their economies. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. Elsewhere, the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012.

“Despite signaling a potential policy shift, the U.S. Federal Reserve continued to pursue its highly accommodative policies.”

Positive investor sentiment was interrupted, however, in June 2013 when Fed Chairman Bernanke indicated that the central bank may begin to “taper” its asset purchase program later this year. This triggered a sharp decline in global equities, although they quickly regained their footing and rallied sharply in July. The market again declined in August, however, given uncertainties surrounding Fed policy and potential military action in Syria. Despite these periodic setbacks, U.S. stocks rose sharply during the 12 months ended August 31, 2013. Overseas, developed international stocks also performed well, while emerging market equities generated weak results given concerns regarding China’s economy and rising U.S. interest rates.

U.S. Treasury Yields Rise Sharply

Talk of Fed tapering negatively impacted the fixed income markets. While U.S. Treasury security yields continue to be low from a historical perspective, they ended the period sharply higher than when the reporting period began. The yield for 10-year U.S. Treasury securities ended August 31, 2013 at

2.78%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.39% and 3.70%, respectively. Amid the rising interest rate environment, the overall U.S. fixed income market generated a negative return for the reporting period. High yield bonds (also known as junk bonds), in contrast, posted a solid gain, whereas emerging market debt securities declined.

Diversification and a Long-term Focus Remain Paramount

While the global economy is far from robust, it is still on a growth path. While the Fed chose to delay the tapering of its asset purchase program at its mid-September meeting (after the reporting period ended), the expansion in the U.S. appears to be sustainable. In addition, recent data shows that Europe has emerged from its lengthy recession. Elsewhere, pro-growth initiatives in Japan have thus far yielded positive results. While growth in China has moderated, we believe the government has the tools at its disposal to avoid a “hard landing.”

We are encouraged by the stock market’s resiliency in the face of recent volatility. In addition, there have been signs that equity market correlations are decreasing, which could create a more favorable environment for active managers. Also, given the recent sell-off in the bond market, valuations in a number of fixed income sectors have become more attractive.

As recent market volatility has demonstrated, it is critically important to have a diversified investment portfolio that is allocated among a number of asset classes. Maintaining a long-term focus for your investment portfolio is also key, as market volatility can be elevated at times given the uncertain economic and geopolitical environment.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

AUGUST 31, 2013	UNDISCOVERED MANAGERS FUNDS	1

Undiscovered Managers Behavioral Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED AUGUST 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	29.00%
Russell 2000 Value Index	24.38%

Net Assets as of 8/31/2013 (In Thousands)	$393,538

INVESTMENT OBJECTIVE**

The Undiscovered Managers Behavioral Value Fund (the “Fund”) seeks to provide capital appreciation.

HOW DID THE MARKET PERFORM?

Equity markets generated very strong results for the twelve-month period ended August 31, 2013, as the U.S. economic recovery that began in 2009 entered its fifth year. Supporting the economy was a decline in the nation’s unemployment rate, which fell from 8.1% in August 2012 to 7.3% in August 2013. The housing market also continued to strengthen, as national home prices rose 12.4% in the twelve-month period ended July 31, 2013, according to real estate data provider Core Logic.

Overall strong investor demand and generally solid corporate profits supported the U.S. equity market. Ongoing accommodative policies from the Federal Reserve Board (“Fed”) also helped lift equities as, in September 2012, the central bank announced another asset purchase plan, indicating that it would buy $40 billion of agency mortgage-backed securities per month on an open-ended basis. However, as the twelve-month period drew to a close, Fed Chairman Bernanke hinted that the central bank may begin to taper its asset purchase program sooner than previously anticipated. This caused interest rates to move sharply higher and pressured the overall bond market. While the equity market initially declined, it quickly regained its footing. All told, U.S. small-cap value stocks, as measured by the Russell 2000 Value Index (the “Benchmark”), finished the twelve months ended August 31, 2013 with a 24.38% gain, well below the Fund’s 29.00% return for the same period.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended August 31, 2013, the Fund (Institutional Class Shares) outperformed the Benchmark by a wide margin. The Fund’s stock selection in the financials and industrials sectors was the largest contributor to relative performance. In contrast, the Fund’s stock selection in the consumer discretionary and information technology sectors detracted from relative performance.

Individual contributors to relative performance included Genworth Financial, Inc. and StanCorp Financial Group, Inc. Shares of Genworth Financial, Inc., an insurance company, rallied as investors reacted positively to the company’s new management team and the decision to reorganize the company to separate the mortgage insurance business from the rest of the organization. Genworth Financial’s mortgage insurance segment also benefited from the recovery in the U.S. housing market, which helped the stock. Shares of insurance company StanCorp Financial Group, Inc. benefited as the company’s benefit ratio (an operating metric used in the health insurance industry computed by dividing a company’s costs associated with providing health services by the revenues from member premiums) stabilized and the market priced in expectations of interest rate increases.

Individual detractors from relative performance included CYS Investments, Inc., a real estate investment trust, and Swift Energy Co, an oil and natural gas exploration and production company. CYS Investments, Inc. posted poor results in its second quarter of 2013, as rising interest rates hurt the company. Swift Energy Co.’s stock fell during the period it was owned by the Fund as natural gas prices remained weak and capital expenditure requirements remained at high levels.

HOW WAS THE FUND POSITIONED?

The Fund’s sub-adviser, Fuller & Thaler Asset Management, Inc. (the “Fund’s portfolio managers”) looked for stocks that it believed were mispriced based on behavioral biases. The Fund’s portfolio managers used their research to identify potential catalysts for stock price movements that they believed had been overlooked by analysts and market participants. As a result of this process, the Fund’s largest overweight versus the Benchmark was in the information technology sector, while its largest underweight versus the Benchmark was in the industrials sector.

2	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2013

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Colony Financial, Inc.	3.0%
2.	Convergys Corp.	2.9
3.	B/E Aerospace, Inc.	2.9
4.	HCC Insurance Holdings, Inc.	2.6
5.	First Niagara Financial Group, Inc.	2.6
6.	CYS Investments, Inc.	2.4
7.	Sally Beauty Holdings, Inc.	2.3
8.	Masimo Corp.	2.2
9.	Investors Bancorp, Inc.	2.1
10.	Piedmont Natural Gas Co., Inc.	2.1

PORTFOLIO COMPOSITION BY SECTOR***
Financials	36.8%
Information Technology	15.5
Consumer Discretionary	7.6
Health Care	6.9
Materials	5.5
Industrials	5.3
Energy	5.2
Utilities	3.4
Consumer Staples	0.4
Short-Term Investment	13.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee that it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2013. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2013	UNDISCOVERED MANAGERS FUNDS	3

Undiscovered Managers Behavioral Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED AUGUST 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	6/4/04
Without Sales Charge		28.56%	13.72%	10.30%
With Sales Charge*		21.80	12.50	9.71
CLASS B SHARES	6/4/04
Without CDSC		27.95	13.16	9.81
With CDSC**		22.95	12.92	9.81
CLASS C SHARES	6/4/04
Without CDSC		27.93	13.16	9.80
With CDSC***		26.93	13.16	9.80
CLASS R2 SHARES	4/30/13	28.42	13.70	10.28
CLASS R6 SHARES	4/30/13	29.05	13.99	10.54
INSTITUTIONAL CLASS SHARES	12/28/98	29.00	13.98	10.53
SELECT CLASS SHARES	4/30/13	28.91	13.97	10.52

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/03 TO 8/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class B, Class C, Class R2, Class R6 and Select Class Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns of Class A, Class B, Class C, Class R2 and Select Class Shares would have been lower than those shown because Class A, Class B, Class C, Class R2 and Select Class Shares have higher expenses than Institutional Class Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the Undiscovered Managers Behavioral Value Fund, the Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index from August 31, 2003 to August 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable.

The performance of the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Value Index is an unmanaged index, which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2013

JPMorgan Realty Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED AUGUST 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	-1.27%
Morgan Stanley Capital International (“MSCI”) U.S. REIT Index	0.51%

Net Assets as of 8/31/2013 (In Thousands)	$1,000,845

INVESTMENT OBJECTIVE**

The JPMorgan Realty Income Fund (the “Fund”) seeks to provide high total investment return through a combination of capital appreciation and current income.

HOW DID THE MARKET PERFORM?

Real estate investment trusts (“REITs”) generated strong results during the first eight months of the reporting period. Supporting REITs were overall strong investor demand amid the low interest rate environment and an improving fundamentals backdrop. The REIT market then surrendered most of its gains during the last four months of the reporting period. Triggering this turnaround were indications from Federal Reserve Board Chairman Bernanke that the central bank might begin tapering its purchase of bonds sooner than previously anticipated. This caused U.S. Treasury yields to move sharply higher and demand for dividend paying stocks, including REITs, to decline. All told, U.S. real estate securities, as measured by the MSCI U.S. REIT Index (the “Benchmark”), returned 0.51% for the twelve months ended August 31, 2013.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended August 31, 2013, the Fund (Institutional Class Shares) underperformed the Benchmark, due primarily to unfavorable security selection.

The Fund’s overweight position in health care REIT HCP, Inc. was the largest detractor from relative performance. HCP, Inc. is a well diversified REIT that owns senior housing facilities, hospitals, biotechnology offices and medical office buildings. Its shares, which had performed well earlier in the reporting period, were dragged down along with the overall REIT market given the spike in interest rates that began in May 2013. Investor sentiment for the company also weakened given concerns about higher capital costs leading to smaller profit margins on future acquisitions for the company. An overweight position in data center REIT Digital Realty Trust, Inc. was another meaningful detractor from the Fund’s relative performance. The shares performed poorly given concerns related to possible overbuilding of data centers in the U.S. The company was also hurt by disappointing lease rates for its newly-developed facilities.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in Host Hotels and Resorts, Inc. and CubeSmart. Host Hotels and Resorts, Inc. is the country’s largest lodging REIT and one of the largest owners of luxury and upscale hotels. Its shares benefited from generally strengthening economic conditions and improving fundamentals, including increased occupancy rates at its properties. CubeSmart is a mid-level quality self storage REIT. Its shares, which traded at a discount relative to peers when the reporting period began, rallied sharply as the company experienced solid cash flow growth in an environment in which self storage properties, in general, enjoyed very healthy fundamentals.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of attractively valued real estate securities. They projected long-term cash flow for each portfolio holding and valued the holdings using a proprietary dividend discount model.

AUGUST 31, 2013	UNDISCOVERED MANAGERS FUNDS	5

JPMorgan Realty Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED AUGUST 31, 2013 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Simon Property Group, Inc.	11.4%
2.	Prologis, Inc.	5.7
3.	Ventas, Inc.	5.6
4.	HCP, Inc.	5.4
5.	Boston Properties, Inc.	4.7
6.	Host Hotels & Resorts, Inc.	4.6
7.	Public Storage	4.2
8.	Vornado Realty Trust	4.0
9.	AvalonBay Communities, Inc.	3.5
10.	General Growth Properties, Inc.	3.4

PORTFOLIO COMPOSITION BY SECTOR***
Regional Malls	17.9%
Apartments	15.5
Health Care	13.3
Office	12.3
Diversified	11.3
Storage	7.7
Hotels	7.4
Shopping Centers	6.9
Industrial	6.9
Short-Term Investment	0.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee that it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2013. The Fund’s portfolio composition is subject to change.

6	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	6/4/04
Without Sales Charge		(1.67)%	3.71%	9.30%
With Sales Charge*		(6.85)	2.60	8.72
CLASS B SHARES	6/4/04
Without CDSC		(2.14)	3.18	8.81
With CDSC**		(7.14)	2.83	8.81
CLASS C SHARES	6/4/04
Without CDSC		(2.17)	3.17	8.79
With CDSC***		(3.17)	3.17	8.79
CLASS R5 SHARES	5/15/06	(1.15)	4.20	9.77
INSTITUTIONAL CLASS SHARES	1/1/98	(1.27)	4.14	9.72

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/03 TO 8/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class B and Class C Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns of Class A, Class B and Class C Shares would have been lower than those shown because Class A, Class B and Class C Shares have higher expenses than Institutional Class Shares.

Returns for Class R5 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Realty Income Fund, the MSCI U.S. REIT Index and the Lipper Real Estate Funds Index from August 31, 2003 to August 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI U.S. REIT Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Real Estate Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI U.S. REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI U.S. Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the U.S. REIT universe. The Lipper Real Estate Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2013	UNDISCOVERED MANAGERS FUNDS	7

Undiscovered Managers Behavioral Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 88.9%
	Consumer Discretionary — 7.9%
	Hotels, Restaurants & Leisure — 2.8%
90	Brinker International, Inc.	3,591
65	CEC Entertainment, Inc.	2,620
61	WMS Industries, Inc. (a)	1,568
54	Wyndham Worldwide Corp.	3,223

		11,002

	Household Durables — 1.1%
54	Tupperware Brands Corp.	4,321

	Media — 0.7%
61	John Wiley & Sons, Inc., Class A	2,650

	Specialty Retail — 2.7%
48	Guess?, Inc.	1,461
350	Sally Beauty Holdings, Inc. (a)	9,156

		10,617

	Textiles, Apparel & Luxury Goods — 0.6%
41	Columbia Sportswear Co.	2,292

	Total Consumer Discretionary	30,882

	Consumer Staples — 0.4%
	Food Products — 0.4%
142	Chiquita Brands International, Inc. (a)	1,756

	Energy — 5.3%
	Energy Equipment & Services — 2.4%
747	Pioneer Energy Services Corp. (a)	5,050
390	TETRA Technologies, Inc. (a)	4,587

		9,637

	Oil, Gas & Consumable Fuels — 2.9%
466	Swift Energy Co. (a)	5,257
131	Tesoro Corp.	6,056

		11,313

	Total Energy	20,950

	Financials — 37.8%
	Capital Markets — 3.9%
722	Apollo Investment Corp.	5,694
240	Investment Technology Group, Inc. (a)	4,087
647	Janus Capital Group, Inc.	5,406

		15,187

	Commercial Banks — 9.8%
260	Bancorp, Inc. (The) (a)	4,105
389	BBCN Bancorp, Inc.	5,203
479	First Horizon National Corp.	5,295
1,057	First Niagara Financial Group, Inc.	10,671

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
410	Investors Bancorp, Inc.	8,540
212	PrivateBancorp, Inc.	4,617

		38,431

	Insurance — 8.6%
398	CNO Financial Group, Inc.	5,411
376	Genworth Financial, Inc., Class A (a)	4,431
253	HCC Insurance Holdings, Inc.	10,693
118	StanCorp Financial Group, Inc.	6,148
426	Symetra Financial Corp.	7,359

		34,042

	Real Estate Investment Trusts (REITs) — 15.5%
22	AG Mortgage Investment Trust, Inc.	392
240	Apollo Commercial Real Estate Finance, Inc.	3,608
260	CapLease, Inc.	2,213
311	Chatham Lodging Trust	5,636
618	Colony Financial, Inc.	12,209
1,272	CYS Investments, Inc.	9,770
370	Franklin Street Properties Corp.	4,505
342	Inland Real Estate Corp.	3,357
208	Pebblebrook Hotel Trust	5,312
96	Ryman Hospitality Properties, Inc.	3,155
249	Starwood Property Trust, Inc.	6,208
391	Sunstone Hotel Investors, Inc. (a)	4,702

		61,067

	Total Financials	148,727

	Health Care — 7.1%
	Health Care Equipment & Supplies — 2.3%
366	Masimo Corp.	9,043

	Health Care Providers & Services — 3.5%
188	Health Management Associates, Inc., Class A (a)	2,420
249	Health Net, Inc. (a)	7,515
307	PharMerica Corp. (a)	3,777

		13,712

	Health Care Technology — 1.3%
96	Computer Programs & Systems, Inc.	5,249

	Total Health Care	28,004

	Industrials — 5.4%
	Aerospace & Defense — 3.0%
170	B/E Aerospace, Inc. (a)	11,599

	Commercial Services & Supplies — 0.4%
59	Brink’s Co. (The)	1,531

SEE NOTES TO FINANCIAL STATEMENTS.

8	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Construction & Engineering — 0.6%
96	Dycom Industries, Inc. (a)	2,432

	Electrical Equipment — 0.6%
47	EnerSys, Inc.	2,385

	Machinery — 0.8%
113	Terex Corp. (a)	3,271

	Total Industrials	21,218

	Information Technology — 15.9%
	Communications Equipment — 1.0%
527	Harmonic, Inc. (a)	3,724

	Electronic Equipment, Instruments & Components — 1.7%
112	MTS Systems Corp.	6,723

	IT Services — 9.2%
249	Broadridge Financial Solutions, Inc.	7,416
666	Convergys Corp.	11,747
161	Global Payments, Inc.	7,671
183	Lender Processing Services, Inc.	5,822
209	Sykes Enterprises, Inc. (a)	3,553

		36,209

	Semiconductors & Semiconductor Equipment — 2.8%
219	Cirrus Logic, Inc. (a)	4,925
88	International Rectifier Corp. (a)	2,106
396	Intersil Corp., Class A	4,104

		11,135

	Software — 1.2%
96	ACI Worldwide, Inc. (a)	4,663

	Total Information Technology	62,454

	Materials — 5.6%
	Chemicals — 1.8%
145	Celanese Corp., Series A	7,144

	Metals & Mining — 2.4%
507	Commercial Metals Co.	7,547
64	RTI International Metals, Inc. (a)	1,970

		9,517

	Paper & Forest Products — 1.4%
215	PH Glatfelter Co.	5,506

	Total Materials	22,167

	Utilities — 3.5%
	Electric Utilities — 1.3%
150	El Paso Electric Co.	5,163

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — 2.2%
265	Piedmont Natural Gas Co., Inc.	8,536

	Total Utilities	13,699

	Total Common Stocks (Cost $322,240)	349,857

Short-Term Investment — 13.8%
	Investment Company — 13.8%
54,365	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (Cost $54,365)	54,365

	Total Investments — 102.7% (Cost $376,605)	404,222
	Liabilities in Excess of Other Assets — (2.7)%	(10,684)

	NET ASSETS — 100.0%	$393,538

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2013	UNDISCOVERED MANAGERS FUNDS	9

JPMorgan Realty Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.1%
	Apartments — 15.5%
263	American Campus Communities, Inc.	8,770
883	Apartment Investment & Management Co., Class A	24,309
285	AvalonBay Communities, Inc.	35,308
228	BRE Properties, Inc.	10,960
328	Camden Property Trust	20,264
656	Education Realty Trust, Inc.	5,636
613	Equity Residential	31,804
47	Essex Property Trust, Inc.	6,740
253	Post Properties, Inc.	11,460

		155,251

	Diversified — 11.3%
142	American Tower Corp.	9,856
1,023	Cousins Properties, Inc.	10,159
392	Digital Realty Trust, Inc.	21,777
540	Duke Realty Corp.	7,877
333	DuPont Fabros Technology, Inc.	7,588
473	Liberty Property Trust	16,361
489	Vornado Realty Trust	39,726

		113,344

	Health Care — 13.2%
191	Aviv REIT, Inc. (m)	4,329
1,335	HCP, Inc.	54,382
291	Health Care REIT, Inc.	17,862
899	Ventas, Inc.	55,982

		132,555

	Hotels — 7.4%
2,714	Host Hotels & Resorts, Inc.	46,226
144	LaSalle Hotel Properties	3,817
345	Pebblebrook Hotel Trust	8,820
1,245	Sunstone Hotel Investors, Inc. (a)	14,973

		73,836

	Industrial — 6.9%
1,878	DCT Industrial Trust, Inc.	12,562
1,614	Prologis, Inc.	56,885

		69,447

	Office — 12.3%
53	Alexandria Real Estate Equities, Inc.	3,270
463	Boston Properties, Inc.	47,496
1,421	Brandywine Realty Trust	18,220
600	Highwoods Properties, Inc.	20,276
300	Kilroy Realty Corp.	14,631

SHARES	SECURITY DESCRIPTION	VALUE($)

	Office — Continued
214	SL Green Realty Corp.	18,670

		122,563

	Regional Malls — 17.9%
738	CBL & Associates Properties, Inc.	14,175
1,759	General Growth Properties, Inc.	33,733
468	Pennsylvania Real Estate Investment Trust	8,679
781	Simon Property Group, Inc.	113,800
125	Taubman Centers, Inc.	8,410

		178,797

	Shopping Centers — 6.9%
714	Equity One, Inc.	15,170
1,650	Kimco Realty Corp.	33,055
446	Regency Centers Corp.	21,230

		69,455

	Storage — 7.7%
587	CubeSmart	9,775
621	Extra Space Storage, Inc.	25,585
272	Public Storage	41,564

		76,924

	Total Common Stocks (Cost $904,984)	992,172

Short-Term Investment — 0.8%
	Investment Company — 0.8%
7,890	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (Cost $7,890)	7,890

	Total Investments — 99.9% (Cost $912,874)	1,000,062
	Other Assets in Excess of Liabilities — 0.1%	783

	NET ASSETS — 100.0%	$1,000,845

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

10	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2013

Undiscovered Managers Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2013

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(l)	— The rate shown is the current yield as of August 31, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2013	UNDISCOVERED MANAGERS FUNDS	11

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2013

(Amounts in thousands, except per share amounts)

	Behavioral Value Fund	Realty Income Fund
ASSETS:
Investments in non-affiliates, at value	$349,857	$992,172
Investments in affiliates, at value	54,365	7,890

Total investment securities, at value	404,222	1,000,062
Receivables:
Investment securities sold	1,005	—
Fund shares sold	7,734	1,313
Dividends from non-affiliates	107	408
Dividends from affiliates	1	—	(a)

Total Assets	413,069	1,001,783

LIABILITIES:
Payables:
Investment securities purchased	18,783	—
Fund shares redeemed	393	200
Accrued liabilities:
Investment advisory fees	109	549
Administration fees	8	—
Shareholder servicing fees	61	31
Distribution fees	65	18
Custodian and accounting fees	15	10
Trustees’ and Chief Compliance Officer’s fees	1	1
Other	96	129

Total Liabilities	19,531	938

Net Assets	$393,538	$1,000,845

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

12	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2013

	Behavioral Value Fund	Realty Income Fund
NET ASSETS:
Paid-in-Capital	$382,847	$921,441
Accumulated undistributed (distributions in excess of) net investment income	418	(6)
Accumulated net realized gains (losses)	(17,344)	(7,778)
Net unrealized appreciation (depreciation)	27,617	87,188

Total Net Assets	$393,538	$1,000,845

Net Assets:
Class A	$201,017	$57,005
Class B	893	636
Class C	38,608	7,420
Class R2	52	—
Class R5	—	487,985
Class R6	53	—
Institutional Class	150,140	447,799
Select Class	2,775	—

Total	$393,538	$1,000,845

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	4,377	5,061
Class B	21	57
Class C	882	671
Class R2	1	—
Class R5	—	43,108
Class R6	1	—
Institutional Class	3,208	39,577
Select Class	59	—

Net Asset Value: (a)
Class A — Redemption price per share	$45.93	$11.26
Class B — Offering price per share (b)	43.81	11.16
Class C — Offering price per share (b)	43.80	11.06
Class R2 — Offering and redemption price per share	45.89	—
Class R5 — Offering and redemption price per share	—	11.32
Class R6 — Offering and redemption price per share	46.82	—
Institutional Class — Offering and redemption price per share	46.80	11.31
Select Class — Offering and redemption price per share	46.78	—
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$48.47	$11.88

Cost of investments in non-affiliates	$322,240	$904,984
Cost of investments in affiliates	54,365	7,890

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2013	UNDISCOVERED MANAGERS FUNDS	13

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 2013

(Amounts in thousands)

	Behavioral Value Fund		Realty Income Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$2,593		$22,843
Dividend income from affiliates	8		11

Total investment income	2,601		22,854

EXPENSES:
Investment advisory fees	1,657		7,054
Administration fees	134		799
Distribution fees:
Class A	203		144
Class B	8		6
Class C	136		52
Class R2	—	(a)	—
Shareholder servicing fees:
Class A	203		144
Class B	3		2
Class C	45		18
Class R2	—	(a)	—
Class R5	—		232
Institutional Class	57		411
Select Class	1		—
Custodian and accounting fees	51		41
Professional fees	57		68
Trustees’ and Chief Compliance Officer’s fees	2		11
Printing and mailing costs	41		77
Registration and filing fees	73		126
Transfer agent fees	160		200
Other	27		100

Total expenses	2,858		9,485

Less amounts waived	(823)		(2,112)

Net expenses	2,035		7,373

Net investment income (loss)	566		15,481

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	7,369		21,451
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	19,607		(61,283)

Net realized/unrealized gains (losses)	26,976		(39,832)

Change in net assets resulting from operations	$27,542		$(24,351)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

14	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2013

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Behavioral Value Fund		Realty Income Fund
	Year Ended 8/31/2013	Year Ended 8/31/2012	Year Ended 8/31/2013	Year Ended 8/31/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$566	$(112)	$15,481	$7,661
Net realized gain (loss)	7,369	1,003	21,451	8,504
Change in net unrealized appreciation/depreciation	19,607	4,238	(61,283)	84,497

Change in net assets resulting from operations	27,542	5,129	(24,351)	100,662

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	(6)	(778)	(391)
From net realized gains	—	—	(414)	(292)
Class B
From net investment income	—	—	(8)	(7)
From net realized gains	—	—	(7)	(7)
Class C
From net investment income	—	—	(68)	(33)
From net realized gains	—	—	(51)	(32)
Class R2 (a)
From net investment income	—	—	—	—
From net realized gains	—	—	—	—
Class R5
From net investment income	—	—	(7,879)	(3,110)
From net realized gains	—	—	(3,238)	(1,702)
Class R6 (a)
From net investment income	—	—	—	—
From net realized gains	—	—	—	—
Institutional Class
From net investment income	—	(37)	(6,875)	(3,948)
From net realized gains	—	—	(2,966)	(1,976)
Select Class (a)
From net investment income	—	—	—	—
From net realized gains	—	—	—	—

Total distributions to shareholders	—	(43)	(22,284)	(11,498)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	319,600	8,971	287,222	300,275

NET ASSETS:
Change in net assets	347,142	14,057	240,587	389,439
Beginning of period	46,396	32,339	760,258	370,819

End of period	$393,538	$46,396	$1,000,845	$760,258

Accumulated undistributed (distributions in excess of) net investment income	$418	$(148)	$(6)	$168

(a)	Commencement of offering of class of shares effective April 30, 2013 for Behavioral Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2013	UNDISCOVERED MANAGERS FUNDS	15

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Behavioral Value Fund		Realty Income Fund
	Year Ended 8/31/2013	Year Ended 8/31/2012	Year Ended 8/31/2013	Year Ended 8/31/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$194,168	$14,340	$40,251	$27,756
Distributions reinvested	—	5	925	648
Cost of shares redeemed	(25,694)	(9,294)	(28,428)	(13,765)

Change in net assets resulting from Class A capital transactions	$168,474	$5,051	$12,748	$14,639

Class B
Proceeds from shares issued	$24	$1	$14	$12
Distributions reinvested	—	—	15	13
Cost of shares redeemed	(750)	(378)	(358)	(208)

Change in net assets resulting from Class B capital transactions	$(726)	$(377)	$(329)	$(183)

Class C
Proceeds from shares issued	$28,850	$2,393	$4,302	$1,688
Distributions reinvested	—	—	115	62
Cost of shares redeemed	(2,064)	(1,912)	(2,025)	(973)

Change in net assets resulting from Class C capital transactions	$26,786	$481	$2,392	$777

Class R2 (a)
Proceeds from shares issued	$50	$—	$—	$—
Cost of shares redeemed	— (b)	—	—	—

Change in net assets resulting from Class R2 capital transactions	$50	$—	$—	$—

Class R5
Proceeds from shares issued	$—	$—	$210,342	$257,094
Distributions reinvested	—	—	10,768	4,564
Cost of shares redeemed	—	—	(98,738)	(5,112)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$122,372	$256,546

Class R6 (a)
Proceeds from shares issued	$50	$—	$—	$—

Change in net assets resulting from Class R6 capital transactions	$50	$—	$—	$—

Institutional Class
Proceeds from shares issued	$133,926	$9,083	$258,765	$109,525
Distributions reinvested	—	36	1,937	1,479
Cost of shares redeemed	(11,746)	(5,303)	(110,663)	(82,508)

Change in net assets resulting from Institutional Class capital transactions	$122,180	$3,816	$150,039	$28,496

Select Class (a)
Proceeds from shares issued	$2,791	$—	$—	$—
Cost of shares redeemed	(5)	—	—	—

Change in net assets resulting from Select Class capital transactions	$2,786	$—	$—	$—

Total change in net assets resulting from capital transactions	$319,600	$8,971	$287,222	$300,275

(a)	Commencement of offering of class of shares effective April 30, 2013 for Behavioral Value Fund.
(b)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

16	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2013

	Behavioral Value Fund		Realty Income Fund
	Year Ended 8/31/2013	Year Ended 8/31/2012	Year Ended 8/31/2013	Year Ended 8/31/2012
SHARE TRANSACTIONS:
Class A
Issued	4,447	408	3,342	2,615
Reinvested	—	— (b)	79	60
Redeemed	(591)	(302)	(2,388)	(1,310)

Change in Class A Shares	3,856	106	1,033	1,365

Class B
Issued	1	— (b)	1	1
Reinvested	—	—	1	1
Redeemed	(19)	(12)	(29)	(19)

Change in Class B Shares	(18)	(12)	(27)	(17)

Class C
Issued	687	71	361	157
Reinvested	—	—	10	6
Redeemed	(52)	(61)	(171)	(93)

Change in Class C Shares	635	10	200	70

Class R2 (a)
Issued	1	—	—	—
Redeemed	— (b)	—	—	—

Change in Class R2 Shares	1	—	—	—

Class R5
Issued	—	—	17,601	23,411
Reinvested	—	—	907	416
Redeemed	—	—	(8,484)	(457)

Change in Class R5 Shares	—	—	10,024	23,370

Class R6 (a)
Issued	1	—	—	—

Change in Class R6 Shares	1	—	—	—

Institutional Class
Issued	2,978	255	21,697	10,192
Reinvested	—	1	164	138
Redeemed	(266)	(166)	(9,383)	(7,557)

Change in Institutional Class Shares	2,712	90	12,478	2,773

Select Class (a)
Issued	59	—	—	—
Redeemed	— (b)	—	—	—

Change in Select Class Shares	59	—	—	—

(a)	Commencement of offering of class of shares effective April 30, 2013 for Behavioral Value Fund.
(b)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2013	UNDISCOVERED MANAGERS FUNDS	17

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Behavioral Value Fund
Class A
Year Ended August 31, 2013	$35.72	$0.12	(f)(g)	$10.09	$10.21	$—
Year Ended August 31, 2012	29.26	(0.10	)(f)	6.58	6.48	(0.02)
Year Ended August 31, 2011	25.01	0.04	(f)	4.21	4.25	—
Year Ended August 31, 2010	22.40	—	(f)(h)	2.61	2.61	—
Year Ended August 31, 2009	24.16	(0.03	)(f)	(1.73)	(1.76)	—

Class B
Year Ended August 31, 2013	34.25	(0.07	)(f)(g)	9.63	9.56	—
Year Ended August 31, 2012	28.18	(0.23	)(f)	6.30	6.07	—
Year Ended August 31, 2011	24.20	(0.09	)(f)	4.07	3.98	—
Year Ended August 31, 2010	21.79	(0.13	)(f)	2.54	2.41	—
Year Ended August 31, 2009	23.61	(0.12	)(f)	(1.70)	(1.82)	—

Class C
Year Ended August 31, 2013	34.23	(0.08	)(f)(g)	9.65	9.57	—
Year Ended August 31, 2012	28.16	(0.24	)(f)	6.31	6.07	—
Year Ended August 31, 2011	24.19	(0.10	)(f)	4.07	3.97	—
Year Ended August 31, 2010	21.78	(0.13	)(f)	2.54	2.41	—
Year Ended August 31, 2009	23.60	(0.11	)(f)	(1.71)	(1.82)	—

Class R2
April 30, 2013 (i) through August 31, 2013	43.77	0.02	(f)(g)	2.10	2.12	—

Class R6
April 30, 2013 (i) through August 31, 2013	44.54	0.14	(f)(g)	2.14	2.28	—

Institutional Class
Year Ended August 31, 2013	36.29	0.29	(f)(g)	10.22	10.51	—
Year Ended August 31, 2012	29.76	(0.02	)(f)	6.67	6.65	(0.12)
Year Ended August 31, 2011	25.39	0.12	(f)	4.25	4.37	—
Year Ended August 31, 2010	22.69	0.04	(f)	2.66	2.70	—
Year Ended August 31, 2009	24.42	0.01	(f)	(1.74)	(1.73)	—

Select Class
April 30, 2013 (i) through August 31, 2013	44.54	0.09	(f)(g)	2.15	2.24	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.08, $(0.10), $(0.12), $(0.02), $0.10, $0.25 and $0.05 for Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.19%, (0.26)%, (0.29)%, (0.14)%, 0.61%, 0.55% and 0.29% for Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of operations.
(j)	Includes interest expense to affiliates of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

18	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)(e)

$45.93	28.58%	$201,017	1.35%		0.28	%(g)	1.89%	58%
35.72	22.17	18,601	1.59		(0.30)		2.13	61
29.26	16.99	12,149	1.59		0.14		2.16	44
25.01	11.65	8,919	1.60		(0.01)		2.18	50
22.40	(7.28)	8,337	1.60		(0.18)		2.39	61

43.81	27.91	893	1.95		(0.17	)(g)	2.42	58
34.25	21.54	1,339	2.09		(0.73)		2.68	61
28.18	16.45	1,427	2.09		(0.31)		2.67	44
24.20	11.06	1,489	2.09		(0.52)		2.68	50
21.79	(7.71)	1,534	2.10		(0.69)		2.90	61

43.80	27.96	38,608	1.87		(0.19	)(g)	2.40	58
34.23	21.56	8,474	2.09		(0.75)		2.66	61
28.16	16.41	6,684	2.09		(0.32)		2.67	44
24.19	11.07	5,957	2.09		(0.52)		2.68	50
21.78	(7.71)	6,187	2.10		(0.66)		2.89	61

45.89	4.84	52	1.54		0.14	(g)	2.12	58

46.82	5.12	53	0.79		0.89	(g)	1.37	58

46.80	28.96	150,140	1.00		0.65	(g)	1.49	58
36.29	22.41	17,982	1.39		(0.06)		1.76	61
29.76	17.21	12,079	1.39		0.39		1.77	44
25.39	11.90	12,398	1.39		0.15		1.79	50
22.69	(7.08)	22,326	1.41	(j)	0.05		1.95	61

46.78	5.03	2,775	1.03		0.57	(g)	1.67	58

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2013	UNDISCOVERED MANAGERS FUNDS	19

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
Realty Income Fund
Class A
Year Ended August 31, 2013	$11.70	$0.15	(d)	$(0.34)	$(0.19)	$(0.16)	$(0.09)	$—	$(0.25)
Year Ended August 31, 2012	9.95	0.11	(d)	1.83	1.94	(0.12)	(0.07)	—	(0.19)
Year Ended August 31, 2011	8.47	0.09	(d)	1.57	1.66	(0.18)	—	—	(0.18)
Year Ended August 31, 2010	6.51	0.13	(d)	1.99	2.12	(0.14)	—	(0.02)	(0.16)
Year Ended August 31, 2009	10.73	0.19	(d)	(4.12)	(3.93)	(0.18)	—	(0.11)	(0.29)

Class B
Year Ended August 31, 2013	11.60	0.09	(d)	(0.33)	(0.24)	(0.11)	(0.09)	—	(0.20)
Year Ended August 31, 2012	9.87	0.06	(d)	1.82	1.88	(0.08)	(0.07)	—	(0.15)
Year Ended August 31, 2011	8.41	0.04	(d)	1.56	1.60	(0.14)	—	—	(0.14)
Year Ended August 31, 2010	6.47	0.09	(d)	1.98	2.07	(0.11)	—	(0.02)	(0.13)
Year Ended August 31, 2009	10.65	0.16	(d)	(4.08)	(3.92)	(0.15)	—	(0.11)	(0.26)

Class C
Year Ended August 31, 2013	11.50	0.09	(d)	(0.32)	(0.23)	(0.12)	(0.09)	—	(0.21)
Year Ended August 31, 2012	9.79	0.06	(d)	1.80	1.86	(0.08)	(0.07)	—	(0.15)
Year Ended August 31, 2011	8.35	0.04	(d)	1.54	1.58	(0.14)	—	—	(0.14)
Year Ended August 31, 2010	6.42	0.09	(d)	1.97	2.06	(0.11)	—	(0.02)	(0.13)
Year Ended August 31, 2009	10.60	0.16	(d)	(4.07)	(3.91)	(0.16)	—	(0.11)	(0.27)

Class R5
Year Ended August 31, 2013	11.74	0.20	(d)	(0.32)	(0.12)	(0.21)	(0.09)	—	(0.30)
Year Ended August 31, 2012	9.97	0.16	(d)	1.84	2.00	(0.16)	(0.07)	—	(0.23)
Year Ended August 31, 2011	8.48	0.14	(d)	1.57	1.71	(0.22)	—	—	(0.22)
Year Ended August 31, 2010	6.51	0.16	(d)	2.00	2.16	(0.16)	—	(0.03)	(0.19)
Year Ended August 31, 2009	10.76	0.20	(d)	(4.12)	(3.92)	(0.22)	—	(0.11)	(0.33)

Institutional Class
Year Ended August 31, 2013	11.74	0.20	(d)	(0.34)	(0.14)	(0.20)	(0.09)	—	(0.29)
Year Ended August 31, 2012	9.97	0.16	(d)	1.84	2.00	(0.16)	(0.07)	—	(0.23)
Year Ended August 31, 2011	8.48	0.13	(d)	1.57	1.70	(0.21)	—	—	(0.21)
Year Ended August 31, 2010	6.51	0.16	(d)	2.00	2.16	(0.16)	—	(0.03)	(0.19)
Year Ended August 31, 2009	10.76	0.22	(d)	(4.14)	(3.92)	(0.22)	—	(0.11)	(0.33)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

20	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (c)

$11.26	(1.67)%	$57,005	1.18%	1.25%	1.40%	60%
11.70	19.75	47,124	1.18	1.04	1.42	78
9.95	19.67	26,485	1.18	0.94	1.44	141
8.47	32.92	8,480	1.36	1.66	1.58	133
6.51	(35.96)	4,963	1.40	3.27	1.81	122

11.16	(2.14)	636	1.68	0.78	1.90	60
11.60	19.19	977	1.68	0.58	1.92	78
9.87	19.06	1,001	1.68	0.46	1.94	141
8.41	32.23	1,081	1.86	1.17	2.09	133
6.47	(36.30)	1,047	1.90	2.79	2.30	122

11.06	(2.08)	7,420	1.68	0.75	1.90	60
11.50	19.19	5,416	1.68	0.55	1.92	78
9.79	19.00	3,924	1.68	0.44	1.94	141
8.35	32.38	2,684	1.85	1.14	2.08	133
6.42	(36.37)	1,410	1.90	2.77	2.32	122

11.32	(1.15)	487,985	0.73	1.70	0.95	60
11.74	20.33	388,566	0.73	1.44	0.96	78
9.97	20.21	96,854	0.73	1.45	1.00	141
8.48	33.60	111,058	0.85	2.06	1.11	133
6.51	(35.70)	29,347	0.90	3.68	1.43	122

11.31	(1.27)	447,799	0.78	1.65	1.00	60
11.74	20.28	318,175	0.78	1.47	1.02	78
9.97	20.17	242,555	0.78	1.35	1.04	141
8.48	33.56	67,052	0.90	2.11	1.18	133
6.51	(35.72)	47,378	0.93	3.73	1.42	122

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2013	UNDISCOVERED MANAGERS FUNDS	21

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2013

1. Organization

Undiscovered Managers Funds (the “Trust”) was organized on September 29, 1997, as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Undiscovered Managers Behavioral Value Fund	Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class	Diversified
JPMorgan Realty Income Fund	Class A, Class B, Class C, Class R5 and Institutional Class	Non-Diversified

The investment objective of Behavioral Value Fund is capital appreciation.

The investment objective of Realty Income Fund is high total investment return through a combination of capital appreciation and current income.

Class R2, Class R6 and Select Class Shares commenced operations on April 30, 2013 for Behavioral Value Fund.

Effective November 1, 2009, Class B Shares of the Funds may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Advisor” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed.

22	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2013

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Behavioral Value Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$404,222	$—	$—	$404,222

Realty Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,000,062	$—	$—	$1,000,062

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers between any levels during the year ended August 31, 2013.

B. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

C. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

D. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of August 31, 2013, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

E. Distributions to Shareholders — For the Behavioral Value Fund, distributions from net investment income are generally declared and paid annually. For the Realty Income Fund, distributions from net investment income are generally declared and paid quarterly. Distributions are

AUGUST 31, 2013	UNDISCOVERED MANAGERS FUNDS	23

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2013 (continued)

declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts: (amounts in thousands):

	Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Realty Income Fund	$(651)	$(47)	$698

The reclassifications for the Fund relate primarily to distribution redesignation.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Advisor supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Behavioral Value Fund	1.05%
Realty Income Fund	0.75

Sub-advisory agreements exist between the Advisor and Fuller & Thaler Asset Management, Inc. for the Behavioral Value Fund. The sub-advisor receives a portion of the fees payable to the Advisor.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (covered by the Administration Agreement excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended August 31, 2013, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Behavioral Value Fund	0.25%	0.75%	0.75%	0.50%
Realty Income Fund	0.25	0.75	0.75	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended August 31, 2013, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Behavioral Value Fund	$53	$1
Realty Income Fund	27	—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing

24	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2013

Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Behavioral Value Fund	0.25%	0.25%	0.25%	0.25%	n/a	0.10%	0.25%
Realty Income Fund	0.25	0.25	0.25	n/a	0.05%	0.10	n/a

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class B		Class C		Class R2	Class R5	Class R6	Institutional Class		Select Class
Behavioral Value Fund	1.30	%*	1.80	%*	1.80	%*	1.55%	n/a	0.80%	0.90	%*	1.05%
Realty Income Fund	1.18		1.68		1.68		n/a	0.73%	n/a	0.78		n/a

*	Prior to March 1, 2013, the contractual expense limitation for Behavioral Value Fund was 1.60%, 2.10%, 2.10% and 1.40% for Class A, Class B, Class C and Institutional Class Shares, respectively.

Except as noted above, the expense limitation agreements were in effect for the year ended August 31, 2013 and are in place until at least December 31, 2014 for Behavioral Value Fund and December 31, 2013 for Realty Income Fund.

For the year ended August 31, 2013, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Behavioral Value Fund	$652	$56	$92	$800
Realty Income Fund	812	799	470	2,081

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of waivers resulting from investments in these money market funds for the year ended August 31, 2013 were as follows (amounts in thousands):

Behavioral Value Fund	$23
Realty Income Fund	31

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

AUGUST 31, 2013	UNDISCOVERED MANAGERS FUNDS	25

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2013 (continued)

During the year ended August 31, 2013, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the year ended August 31, 2013, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended August 31, 2013, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Behavioral Value Fund	$366,907	$84,143
Realty Income Fund	848,242	552,432

During the year ended August 31, 2013, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at August 31, 2013 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Behavioral Value Fund	$378,585	$31,984	$6,347	$25,637
Realty Income Fund	940,527	74,414	14,879	59,535

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended August 31, 2013 was as follows (amounts in thousands):

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Realty Income Fund	$19,751	$2,533	$22,284

The tax character of distributions paid during the year ended August 31, 2012 was as follows (amounts in thousands):

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Behavioral Value Fund	$43	$—	$43
Realty Income Fund	8,544	2,954	11,498

At August 31, 2013, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Loss Carryover)	Unrealized Appreciation (Depreciation)
Behavioral Value Fund	$421	$(15,364)	$25,637
Realty Income Fund	9,958	9,918	59,535

The cumulative timing differences primarily consist of wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after August 31, 2011 are carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

26	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2013

As of August 31, 2013, the Funds did not have any post-enactment net capital loss carryforwards.

As of August 31, 2013, the following Fund had pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2017	2018	Total
Behavioral Value Fund	$227	$15,137	$15,364

During the year ended August 31, 2013, the following Fund utilized capital loss carryforwards as follows (amounts in thousands):

Total
Behavioral Value Fund	$7,909

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at August 31, 2013, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Because the Realty Income Fund may invest a substantial portion of its assets in real estate investment trusts (“REITs”), the Fund may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

The Funds may invest in companies with relatively small market capitalizations. Behavioral Value Fund will invest primarily in such companies. Investments in companies with relatively small market capitalizations may involve greater risk than is usually associated with stocks of larger companies. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalizations.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Fund’s assets for Realty Income Fund.

In addition, the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own, in the aggregate, approximately 37.70% of the net assets of the Realty Income Fund.

Additionally, Behavioral Value Fund has shareholders, which are accounts maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Funds’ outstanding shares.

Significant shareholder transactions by these shareholders, if any, may impact each Fund’s performance.

8. Subsequent Event

Subsequent to August 31, 2013 and through September 30, 2013, several shareholders of the Realty Income Fund, affiliated with the Advisor, redeemed their Institutional Class Shares and the Fund paid the redemptions primarily with the proceeds resulting from disposing of portfolio securities. The proceeds from these redemptions amounted to approximately 27% of the Fund’s net assets as of August 31, 2013.

AUGUST 31, 2013	UNDISCOVERED MANAGERS FUNDS	27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Undiscovered Managers Funds and the Shareholders of the Undiscovered Managers Behavioral Value Fund and JPMorgan Realty Income Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Undiscovered Managers Behavioral Value Fund and JPMorgan Realty Income Fund (each a separate fund of Undiscovered Managers Funds) (hereafter collectively referred to as the “Funds”) at August 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

October 28, 2013

28	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2013

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	173	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (effective 7/1/13); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	173	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present); Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	173	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	173	Director, Center for Communication, Hearing and Deafness (1990-present).

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	173	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	173	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	173	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	173	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	173	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

AUGUST 31, 2013	UNDISCOVERED MANAGERS FUNDS	29

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	173	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	173	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	173	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	173	Trustee, The Victory Portfolios (2000-2008).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of the Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (173 funds), including JPMorgan Mutual Fund Group which liquidated November 29, 2012 and is in the process of winding up its affairs.

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with sub-advisors to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

30	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2013

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**

Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

AUGUST 31, 2013	UNDISCOVERED MANAGERS FUNDS	31

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, March 1, 2013, and continued to hold your shares at the end of the reporting period, August 31, 2013.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, March 1, 2013	Ending Account Value August 31, 2013	Expenses Paid During the Period	Annualized Expense Ratio
Behavioral Value Fund
Class A
Actual*	$1,000.00	$1,101.70	$6.83	1.29%
Hypothetical*	1,000.00	1,018.70	6.56	1.29
Class B
Actual*	1,000.00	1,099.10	9.47	1.79
Hypothetical*	1,000.00	1,016.18	9.10	1.79
Class C
Actual*	1,000.00	1,099.10	9.47	1.79
Hypothetical*	1,000.00	1,016.18	9.10	1.79
Class R2
Actual**	1,000.00	1,048.40	5.32	1.54
Hypothetical*	1,000.00	1,017.44	7.83	1.54
Class R6
Actual**	1,000.00	1,051.20	2.73	0.79
Hypothetical*	1,000.00	1,021.22	4.02	0.79
Institutional Class
Actual*	1,000.00	1,104.30	4.72	0.89
Hypothetical*	1,000.00	1,020.72	4.53	0.89
Select Class
Actual**	1,000.00	1,050.30	3.56	1.03
Hypothetical*	1,000.00	1,020.01	5.24	1.03

Realty Income Fund
Class A
Actual*	1,000.00	949.70	5.80	1.18
Hypothetical*	1,000.00	1,019.26	6.01	1.18
Class B
Actual*	1,000.00	947.00	8.24	1.68
Hypothetical*	1,000.00	1,016.74	8.54	1.68

32	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2013

	Beginning Account Value, March 1, 2013	Ending Account Value August 31, 2013	Expenses Paid During the Period	Annualized Expense Ratio
Realty Income Fund (continued)
Class C
Actual*	$1,000.00	$947.20	$8.25	1.68%
Hypothetical*	1,000.00	1,016.74	8.54	1.68
Class R5
Actual*	1,000.00	952.20	3.59	0.73
Hypothetical*	1,000.00	1,021.53	3.72	0.73
Institutional Class
Actual*	1,000.00	951.20	3.84	0.78
Hypothetical*	1,000.00	1,021.27	3.97	0.78

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 123/365 (to reflect the actual period). Commencement of offering of class of shares was on April 30, 2013.

AUGUST 31, 2013	UNDISCOVERED MANAGERS FUNDS	33

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2013, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds and sub-advisory agreement for the Undiscovered Managers Behavioral Value Fund, whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 22, 2013.

The Trustees, as part of their review of the investment advisory arrangements for the J. P. Morgan Funds, considered and reviewed performance and other information received from the Advisor, on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information includes the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received, and evaluated extensive materials from the Advisor, including, with respect to the Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider

34	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2013

and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor or Sub-Advisor, as applicable, currently uses third-party soft dollar arrangements with respect to securities transactions it executes for these Funds.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Funds benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Funds’ Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees indicated that the written evaluation was considered in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe

AUGUST 31, 2013	UNDISCOVERED MANAGERS FUNDS	35

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis prepared by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Undiscovered Managers Behavioral Value Fund’s performance was in the first quintile for both Class A and Institutional Class shares for each of the one-, three- and five-year periods ended December 31, 2012, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and the investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Realty Income Fund’s performance was in the fourth, second and fourth quintiles for Class A and in the third, first and third quintiles for Institutional Class shares for the one-, three- and five-year periods ended December 31, 2012, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Undiscovered Managers Behavioral Value Fund’s net advisory fee and actual total expenses were in the fourth and fifth quintiles of the Universe group, respectively, for both Class A and Institutional Class shares. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Realty Income Fund’s net advisory fee for both Class A and Institutional Class shares was in the second quintile and that the actual total expenses for Class A and Institutional Class shares were in the second and first quintiles of the Universe Group, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

36	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2013

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended August 31, 2013. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2013. The information necessary to complete your income tax returns for the calendar year ending December 31, 2013 will be provided under separate cover.

Long Term Capital Gain Designation — 20%

Each Fund hereby designates the following amount or maximum allowable amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended August 31, 2013 (amounts in thousands):

Long-Term Capital Gain Distribution
Realty Income Fund	$2,533

AUGUST 31, 2013	UNDISCOVERED MANAGERS FUNDS	37

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2013. All rights reserved. August 2013.	AN-UM-813

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)	(1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is Mitchell Merin. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2013 – $63,300

2012 – $91,350

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2013 – $10,000

2012 – $35,290

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2013 – $24,000

2012 – $23,750

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended August 31, 2013 and 2012, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2013 – Not applicable

2012 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2013 – 0.0%

2012 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2012 – $33.0 million

2011 – $34.9 million*

*	Certain fees for 2011 have been reclassified between Audit and Non Audit to conform with the 2012 presentation.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Undiscovered Managers Funds

By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Officer
November 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Officer
November 7, 2013

By:	/s/ Joy C. Dowd
Joy C. Dowd
Treasurer and Principal Financial Officer
November 7, 2013